UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In a Current Report on Form 8-K filed by Helios and Matheson Analytics Inc. (“we,” “our,” or the “Company”) on May 31, 2019 (the “Original Report”), the Company reported the voting results of its special meeting of stockholders held on May 24, 2019. This Current Report on Form 8-K/A amends the Original Report solely to amend the narrative description of the voting results for Proposal 2 to reflect that based on the number of votes obtained for Proposal 2, which number did not change from the number reported in the Original Report, the Company’s stockholders did not approve Proposal 2, and to make conforming changes to the narrative description under Proposal 3. No other information in the Original Report has been amended. For the convenience of the reader, this Form 8-K/A sets forth the information in the Original Filing in its entirety, as modified and superseded to include the amended narrative description of the voting results for Proposal 2.

On May 24, 2019, Helios and Matheson Analytics Inc. (“we,” “our,” or the “Company”) held a special meeting of stockholders. A total of 2,001,541,260 shares of our common stock, par value $0.01 per share (the “Common Stock”), 20,500 shares of our Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and 60,000 shares of our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) were outstanding as of March 25, 2019, the record date for the special meeting. For each share of Common Stock held as of the record date, the holder was entitled to one vote on each proposal to be voted on. For each share of the Series A Preferred Stock held as of the record date, the holder was entitled to 3,205 votes on all matters on which stockholders were entitled to vote generally and one vote on all matters on which the holders of the Series A Preferred Stock were entitled to vote as a separate class. However, the number of votes that a holder of Series A Preferred Stock was entitled to cast on any matter on which stockholders were entitled to vote generally, when aggregated with any of our other voting securities held by such holder, could not exceed 19.9% of the outstanding voting power of the Company as of June 21, 2018. For each share of Series B Preferred Stock held as of the record date, the holder was entitled to 16,667 votes on all matters on which stockholders were entitled to vote generally and one vote on all matters on which the holders of Series B Preferred Stock were entitled to vote as a separate class. However, the number of votes that a holder of Series B Preferred Stock was entitled to cast on any matter on which stockholders are entitled to vote generally, when aggregated with any of our other voting securities held by such holder, could not exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Series B Preferred Stock held by such holder. Set forth below are the matters acted upon at the special meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Approval of the Reverse Split Amendment

Our stockholders approved the amendment of our certificate of incorporation to effect a one-time reverse stock split (the “Reverse Split Amendment”) of common stock at a ratio of 1 share-for-2 shares up to a ratio of 1 share-for-1,000 shares, which ratio will be selected by our Board of Directors and set forth in a public announcement if the Board of Directors determines to implement the Reverse Split Amendment. Holders of shares of Common Stock, holders of shares of Series A Preferred Stock and holders of Series B Preferred Stock voted together as a single class; holders of shares of Series A Preferred Stock voted separately as a single class; and holders of shares of Series B Preferred Stock voted separately as a single class on this proposal. The results of the vote were as follows:

	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Common Stock, Holders of Shares of Series A Preferred Stock and Holders of Shares of Series B Preferred Stock Voting Together as a Single Class	1,572,577,827	1,015,505,151	34,346,847	0
Holders of Shares of Series A Preferred Stock Voting Separately as a Single Class	15,000	0	0	0
Holders of Shares of Series B Preferred Stock Voting Separately as a Single Class	60,000	0	0	0

Proposal Two: Approval of the reduction in number of shares of authorized Common Stock

Our stockholders did not approve, subject to the approval of the Reverse Split Amendment, an amendment to our certificate of incorporation to reduce the number of shares of our authorized common stock from 5,000,000,000 to 2,000,000,000 and to decrease the total number of authorized shares of capital stock from 5,002,000,000 to 2,002,000,000. Implementation of Proposal 2 would have been contingent upon actual implementation of the Reverse Split Amendment by Board of Directors. Holders of shares of Common Stock, holders of shares of Series A Preferred Stock and holders of Series B Preferred Stock voted together as a single class; holders of shares of Common Stock voted separately as a single class; holders of shares of Series A Preferred Stock voted separately as a single class; and holders of shares of Series B Preferred Stock voted separately as a single class on this proposal. The results of the vote were as follows:

	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Common Stock, Holders of Shares of Series A Preferred Stock and Holders of Shares of Series B Preferred Stock Voting Together as a Single Class	1,556,626,286	1,017,389,855	48,413,684	0
Holders of Shares of Common Stock Voting Separately as a Single Class	927,761,988	710,970,206	48,413,684	0
Holders of Shares of Series A Preferred Stock Voting Separately as a Single Class	15,000	0	0	0
Holders of Shares of Series B Preferred Stock Voting Separately as a Single Class	40,000	20,000	0	0

Proposal Three: Adjournment Proposal

Our stockholders did not approve the adjournment of the special meeting, if necessary, to solicit votes on the above proposals if sufficient votes to pass the proposals were not received in time for the special meeting. Holders of shares of Common Stock, holders of shares of Series A Preferred Stock and holders of Series B Preferred Stock voted together as a single class on this proposal. The results of the vote were as follows:

	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Common Stock, Holders of Shares of Series A Preferred Stock and Holders of Shares of Series B Preferred Stock Voting Together as a Single Class	1,283,803,461	1,268,640,225	69,986,139	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: June 14, 2019	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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